Selected International Fund Class/Ticker: S (SLSSX), D (SLSDX)
SUMMARY PROSPECTUS	May 1, 2015
Before you invest, you may want to review Selected International Fund's statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund at no cost online at http://selectedfunds.com/prospectuses_and_forms/, by calling 1-800-243-1575, or by sending an e-mail request to slinvestor.services@dsaco.com. The current statutory prospectus and statement of additional information, dated May 1, 2015, as may be further amended or supplemented, and the most recent shareholder report, dated December 31, 2014, are incorporated by reference into this summary prospectus and may be obtained, free of charge, in the same manner as the statutory prospectus.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Selected International Fund's investment objective is to achieve capital growth.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class S shares	Class D shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)	None	None
Redemption Fee (as a percentage of total redemption proceeds on shares redeemed or exchanged within 30 days)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class S shares	Class D shares
Management Fees	0.55%	0.55%
Distribution and/or service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.58%	0.28%
Total Annual Operating Expenses	1.38%	0.83%
Fee Waiver or Expense Reimbursement(1)	0.08%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.30%	0.83%
(1)	The Adviser is contractually committed to waive fees and/or reimburse the Fund's expenses to the extent necessary to cap total annual fund operating expenses of Class S shares at 1.30%. The expense cap expires May 1, 2016. After that date, there is no assurance that the Adviser will continue to cap expenses. The expense cap cannot be terminated prior to May 1, 2016, without the consent of the board of directors.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class S shares	$140	$437	$755	$1,657
Class D shares	85	265	460	1,025
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.
Principal Investment Strategies
Davis Selected Advisers, L.P. ("Davis Advisors" or the "Adviser"), the Fund's investment adviser, uses the Davis Investment Discipline to invest Selected International Fund's portfolio principally in common stocks (including indirect holdings of common stock through depositary receipts) issued by foreign companies, including countries with developed or emerging markets. The Fund may invest in large, medium, or small companies without regard to market capitalization. The Fund will invest significantly (at least 40%of total assets under normal market conditions and at least 30% of total assets if market conditions are not deemed favorable) in issuers: (i) organized or located outside of the U.S.; (ii) whose primary trading market is located outside the U.S.; or (iii) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. Under normal market conditions the Fund will invest in issuers representing at least three different countries.
Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies' equity securities. Davis Advisors seeks companies whose equity securities can be purchased at a discount from Davis Advisors' estimate of the company's intrinsic value based upon fundamental analysis of cash flows, assets and liabilities, and other criteria which Davis Advisors deems to be material on a company by company basis. Davis Advisors' goal is to invest in companies for the long term (ideally five years or longer, although this goal may not be met). Davis Advisors considers selling a company's equity securities if the securities' market price exceeds Davis Advisors' estimates of intrinsic value, if the ratio of the risks and rewards of continuing to own the company's equity securities is no longer attractive, or to raise cash to purchase a more attractive investment opportunity, satisfy net redemptions, or other purposes.
Principal Risks of Investing in Selected International Fund
You may lose money by investing in Selected International Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The principal risks of investing in the Fund are:
Stock Market risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.
Manager risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
Common Stock risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer's other securities, including preferred, convertible, and debt securities.
Foreign Country risk. Foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States.
Emerging Market risk. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks not found in more mature markets.
Foreign Currency risk. Securities issued by foreign companies in foreign markets are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency.
Depositary Receipts risk. Depositary receipts, consisting of American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities. Depositary receipts may trade at a discount (or premium) to the underlying security and may be less liquid than the underlying securities listed on an exchange.
Large-Capitalization Companies risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.
Mid- and Small-Capitalization Companies risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Mid- and small-capitalization companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.
Headline risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, management or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time, and the company's stock may never recover or may become worthless.
Fees and Expenses risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low return environment, or a bear market, increases the risk that a shareholder may lose money.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Performance Results
The bar chart below provides some indication of the risks of investing in Selected International Fund by showing how the Fund's investment results have varied from year to year. The following table shows how the Fund's average annual total returns for the periods indicated compare with those of the MSCI ACWI (All Country World Index) ex USA, a broad-based securities market index. Selected International Fund made favorable investments in initial public offerings (IPO), which had material impacts on the investment performance in 2010 and 2014. The rapid appreciation was an unusual occurrence and such performance may not continue in the future. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.selectedfunds.com or by calling 1-800-243-1575.
From the date that Davis Advisors first began managing the Fund (May 1, 1993) until May 1, 2011, Selected International Fund was named Selected Special Shares and invested primarily in domestic equity securities. In the future, the Fund is expected to invest primarily in foreign equity securities and the past performance of the Fund is unlikely to be relevant to future performance.
After-tax returns are shown only for Class S shares; after-tax returns for Class D shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Calendar year total returns for Class S shares for the years ended December 31
Highest/Lowest quarterly results during this time period were:
Highest	22.65% for the quarter ended June 30, 2009
Lowest	(25.15)% for the quarter ended September 30, 2011
Total return for the three months ended March 31, 2014 (not annualized) was 2.34%.
Average Annual Total Returns for the periods ended December 31, 2014
	Past 1 Year	Past 5 Years	Past 10 Years
Class S shares return before taxes	(0.66)%	4.75%	2.40%
Class S shares return after taxes on distributions	(0.60)%	4.48%	1.87%
Class S shares return after taxes on distributions and sale of fund shares	(0.25)%	3.89%	2.12%
Class D shares return before taxes	(0.26)%	5.31%	2.88%
MSCI ACWI (All Country World Index) ex USA reflects no deduction for fees, expenses, or taxes	(3.87)%	4.43%	5.13%
Management
Investment Adviser
Davis Selected Advisers, L.P. serves as the Fund's investment adviser.
Sub-Adviser
Davis Selected Advisers-NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund's sub-adviser.
Portfolio Managers
As of the date of this prospectus, the portfolio managers listed below manage a substantial majority of the Fund's assets.
	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Christopher Davis	Since June 2001	Chairman, Davis Selected Advisers, L.P.
Danton Goei	Since December 2001	Vice President, Davis Selected Advisers-NY, Inc.
Tania Pouschine	Since July 2003	Vice President, Davis Selected Advisers-NY, Inc.
Purchase and Sale of Fund Shares
	Class S shares	Class D shares
Minimum Initial Investment	$1,000	$10,000(1)
Minimum Additional Investment	25	25
(1) Class D shares may not be available for purchase through some financial intermediaries.
You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Selected Funds c/o State Street Bank and Trust Company, P.O. Box 8243, Boston, MA 02266-8243, telephoning 1-800-243-1575 or accessing Selected Funds' website (www.selectedfunds.com).
Tax Information
If the Fund earns income or realizes capital gains, it intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains by federal, state and local authorities.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Selected International Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
Investment Company Act File No. 811-1533